Exhibit No. 32.1
Form 10-QSB
ExperTelligence, Inc.
File No.0-28453

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In  connection  with  the  Quarterly  Report  of  ExperTelligence,   Inc.  (the "Company") on Form 10-QSB for the period ending March 31, 2008 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I, Jason Smart,  Chief  Executive and Chief  Financial  Officer of the Company, certify  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Dated May 15, 2008                                                                           By:           /s/ Jason Smart
Jason Smart
Chief Executive Officer and
Chief Financial Officer